                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                             Oakridge Energy, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        N/A
        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        N/A
        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        N/A
        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        N/A
        -----------------------------------------------------------------------

   (5)  Total fee paid:

        N/A
        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

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
                             OAKRIDGE ENERGY, INC.
                             4613 Jacksboro Highway
                           Wichita Falls, Texas 76302



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders of Oakridge Energy, Inc.:

             Notice is hereby given that the Annual Meeting of the Stockholders of Oakridge Energy, Inc. ("Company") will be held in the Company's executive offices located at 4613 Jacksboro Highway, Wichita Falls, Texas on Thursday, July 20, 2000, at 2:30 P.M., Wichita Falls Time, for the following purposes:

         (1) To elect three directors of the Company; and

         (2) To transact such other business as may properly come before the meeting and any adjournments thereof.

             The Board of Directors has fixed the close of business on Monday, June 26, 2000, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

             You are cordially invited to attend the meeting in person. If you desire to vote at the meeting in person, you may revoke your proxy at that time. In the meantime, the prompt return of your proxy, properly dated and signed, will ensure the attendance of a quorum at the meeting.

Dated:  June 27, 2000

                                       By Order of the Board
                                        of Directors



                                       /s/ DANNY CROKER
                                       Danny Croker, Assistant
                                        Secretary

                              OAKRIDGE ENERGY, INC.

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

                                  July 20, 2000

                        PROXY SOLICITATION AND REVOCATION

         This proxy statement is furnished to the stockholders of Oakridge Energy, Inc. ("Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders ("Meeting") for the purposes set forth in the attached notice of the Meeting.

         All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, directors, executive officers and employees of the Company may solicit proxies personally or by telephone. Arrangements will also be made with brokerage houses, nominees, fiduciaries and other custodians for the forwarding of solicitation material to the beneficial owners of common stock held of record by such persons, and the Company will reimburse them for their reasonable out-of-pocket expenses.

         Any stockholder has the power to revoke a proxy before its exercise by giving written notice of such revocation to the Secretary of the Company at the address provided below, by submitting a proxy bearing a later date or by attending the Meeting and voting in person.

         The mailing address of the Company's executive offices is 4613 Jacksboro Highway, Wichita Falls, Texas 76302, and the approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent to the Company's stockholders is June 27, 2000.

                                  ANNUAL REPORT

         The Annual Report to Stockholders covering the fiscal year ended February 29, 2000, including financial statements, accompanies this Proxy Statement but is not a part hereof.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

         As of June 26, 2000, there were issued and outstanding 4,476,923 shares of the Company's $.04 par value common stock. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock constitutes a quorum for all matters to be brought before the Meeting. In deciding all questions, a stockholder shall be entitled to one vote, in person or by proxy, for each share of common stock held in his name. Cumulative voting for the election of directors or for any other matter is not authorized. Because abstentions with respect to any matter are treated as shares present or represented and entitled to vote for the purposes of determining whether that matter has been approved by the stockholders, abstentions have the same effect as negative votes. Broker non-votes and shares as to which proxy authority has been withheld with respect to any matter are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained.

         June 26, 2000 has been established by the Board of Directors of the Company as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting.

         As used for purposes of this Proxy Statement only, "shares owned beneficially" means the sole or shared: (i) voting power (the power to vote, or to direct the voting of, the Company's common stock); or (ii) investment power (the power to dispose, or to direct the disposition, of the Company's common stock).

         The following table shows the beneficial ownership of the Company's common stock as of June 26, 2000 by: (i) each person known by the management of the Company to own more than 5% of the Company's outstanding common stock; and
(ii) the executive officers and directors of the Company as a group.


NAME AND ADDRESS                       AMOUNT                 PERCENT
      OF                            BENEFICIALLY                 OF
BENEFICIAL OWNER                       OWNED                   CLASS
----------------                    -------------             --------
Sandra Pautsky
4613 Jacksboro Highway
Wichita Falls, Texas 76302             3,192,023(1)              71.30%

Estate of Noel Pautsky, Deceased
4613 Jacksboro Highway
Wichita Falls, Texas 76302               842,791(2)              18.83

Flem Noel Pautsky, Jr. Trust
4613 Jacksboro Highway
Wichita Falls, Texas 76302               908,247                 20.29


NAME AND ADDRESS                       AMOUNT                 PERCENT
      OF                            BENEFICIALLY                 OF
BENEFICIAL OWNER                       OWNED                   CLASS
----------------                    -------------             --------

Noel Pautsky Trust
4613 Jacksboro Highway
Wichita Falls, Texas 76302              700,000                  15.64

Robert S. Allen
125 Ashlyn Ridge
McDonough, Georgia 30252                256,700                   5.73

Executive officers and
directors as a group
(four persons)                        3,192,123(1)(2)            71.30


 --------------------------

(1) See information pertaining to Ms. Pautsky under "Directors and Executive Officers - Election of Directors".

(2)  Excludes 25,000 shares owned by Mr. Pautsky's widow.

                        DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors

         Three directors are to be elected at the Meeting. It is intended that the proxies solicited hereby will be voted for the following nominees, all of whom are presently directors of the Company:



                              BUSINESS                                 SHARES OF COMMON
                             EXPERIENCE                YEAR           STOCK BENEFICIALLY
                             AND CURRENT              FIRST           OWNED AS OF JUNE 26,
                              POSITIONS               BECAME               2000 (AND
  NAME AND AGE               WITH COMPANY            DIRECTOR           PERCENT OF CLASS)
----------------            --------------           --------         --------------------

Sandra Pautsky - 58        Chairman of                 1986               3,192,023(1)
                           Board of Directors                                (71.30)%
                           since July 9, 1998
                           and President since
                           June 25, 1998;
                           Secretary-Treasurer;
                           Executive Vice-
                           President of the
                           Company from May
                           1992 until June 25,
                           1998

Danny Croker - 51          Vice President and          1992                      --
                           Assistant Secretary -
                           Treasurer since May
                           1992 and owner of
                           Exlco, Inc., oil
                           and gas operations

Randy Camp - 47            Partner in the firm         1992                     100*
                           of Moore, Camp,
                           Phillips & Company
                           (or its predecessor
                           firms), Certified
                           Public Accountants,
                           Wichita Falls, Texas
                           for more than the
                           past five years

---------------------

*        Represents less than 1% of outstanding common stock.

(1) Includes: (i) 842,791 shares owned by the Estate of Noel Pautsky, Deceased (the "Noel Pautsky Estate"), of which Ms. Pautsky is the Independent Executrix, (ii) 700,000 shares owned by the Noel Pautsky Trust, of which Ms. Pautsky is the trustee and one of four beneficiaries and (iii) 908,247 shares owned by the Flem Noel Pautsky, Jr. Trust, of which Ms. Pautsky is the Trustee. Ms. Pautsky disclaims any beneficial ownership of the shares owned by the Noel Pautsky Estate and the Noel Pautsky Trust in excess of her respective 25% beneficial interests therein. Ms. Pautsky also disclaims any beneficial ownership of the shares owned by the Flem Noel Pautsky, Jr. Trust.


Executive Officers

         In addition to the executive officer positions held by Ms. Pautsky and Mr. Croker (see "Election of Directors," above), Carol Cooper, age 53, serves as the Company's Chief Accounting Officer. Mrs. Cooper is a certified public accountant who was elected to her position with the Company on July 9, 1998. From December 1997 until her election, Mrs. Cooper was employed in the accounting department of the Company. From August 1996 through November 1997, Mrs. Cooper was a contract accountant working for Convest Energy, Inc. Mrs. Cooper was employed by Meridian Oil, Inc. from December 1991 through July 1996 holding various positions in the accounting department of its Houston, Texas regional office.

Other Information

         Danny Croker is Sandra Pautsky's stepbrother. There are no other family relationships among any of the directors or executive officers of the Company. Sandra Pautsky may be considered to be the parent of the Company by virtue of her beneficial ownership of approximately 71% of the Company's outstanding common stock and her positions with the Company. See "Voting Securities and Principal Holders" and "Election of Directors," above.

         Each of the directors and executive officers holds office from the date of his or her election for a period of one year or until his or her successor has been elected. None of the directors or executive officers is involved in any legal proceedings in which he or she is a party adverse or has a material interest adverse to the Company. None of the directors or executive officers has been involved in any legal proceedings which are material to an evaluation of his or her ability or integrity. Each of the nominees has consented to being nominated and serving as a director of the Company if elected at the Meeting.

                        BOARD OF DIRECTORS AND COMMITTEES

         The Company's Board of Directors held two meetings during the fiscal year ended February 29, 2000 and took action by unanimous written consent one additional time. All directors were present at each meeting. In view of the small size of the Company's Board of Directors, the Company has no standing audit, nominating or compensation committees. The Board of Directors will consider nominees for the Board recommended by stockholders. Stockholders who wish to suggest nominees for the Board of Directors to be considered in connection with next year's Annual Meeting of Stockholders should write to the President of the Company, 4613 Jacksboro Highway, Wichita Falls, Texas 76302 prior to May 1, 2001 stating in detail the qualifications of the proposed nominee.

         Executive officers of the Company who are also directors do not receive any fee or remuneration for services as members of the Board of Directors. The one director who is not an employee of the Company received an annual fee of $3,000 for serving as a director in the fiscal year ended February 29, 2000.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's common stock to file with the Securities and Exchange Commission (the "Commission") initial reports of beneficial ownership and reports of changes in beneficial ownership of the Company's common stock. The rules promulgated by the Commission under Section 16(a) of the Exchange Act require those persons to furnish the Company with copies of all reports filed with the Commission pursuant to Section 16(a).

         Based solely on the Company's review of copies of forms it received and on written representations from the foregoing persons, the Company believes that during the fiscal year ended February 29, 2000 all filing requirements under
Section 16(a) of the Exchange Act were met on a timely basis by such persons.

                             EXECUTIVE COMPENSATION

         The following table sets forth information regarding compensation for services in all capacities to the Company for the three fiscal years ended February 29, 2000 of the Company's Chief Executive Officer. No executive officer of the Company received total annual salary and bonus exceeding $100,000 in any of such years.


                                   ANNUAL COMPENSATION
     NAME AND                      -------------------      ALL OTHER
PRINCIPAL POSITION         YEAR     SALARY      BONUS     COMPENSATION(1)
------------------         ----    --------    -------    ---------------

Sandra Pautsky -           2000     $ 85,000   $ 7,083        $ 204
President and              1999(2)    72,083     7,083          204
  Chief Executive          1998       25,000     4,167          204
  Officer


-------------------

(1)  All other compensation consisted of Company paid life insurance premiums.

(2) Ms. Pautsky was elected President and Chief Executive Officer on June 25, 1998.

         The Company does not have employment agreements with any of its executive officers, has no material bonus, profit-sharing or stock option plans or pension or retirement benefits. The Company has a group health insurance plan which it makes available to all employees of the Company on a non-discriminatory basis. Pursuant to such plan, $25,000 in life insurance benefits are provided for all employees of the Company, with the amount of such benefits provided decreasing as certain age levels are reached.

     RELATED TRANSACTIONS

         Sandra Pautsky is an executive officer, director and beneficial owner of in excess of 5% of the Company's outstanding common stock. In addition, the Noel Pautsky Estate, the Flem Noel Pautsky, Jr. Trust and the Noel Pautsky Trust are the beneficial owners of in excess of 5% of the Company's outstanding common stock.

         Ms. Pautsky, the Noel Pautsky Estate, the Flem Noel Pautsky, Jr. Trust and the Noel Pautsky Trust each own undivided working interests in certain of the oil and gas leases in the North Texas area in which the Company also owns an undivided working interest and of which the Company serves as the operator. The Noel Pautsky Estate also owns an undivided working interest in the oil and gas leases in Miller County, Arkansas in which the Company owns an undivided working interest. In accordance with standard operating procedures, the Company submits joint interest billings to such related parties and the other unaffiliated working interest owners in the properties which the Company operates on a monthly basis for their respective pro-rata shares of the costs incurred on the properties and the Company's fee for serving as operator for the preceding month. In addition, Exlco, Inc. ("Exlco"), 100% of whose outstanding stock is owned by Danny Croker, an executive officer and director, is allocated and bears a portion of the Company's office rent and supplies and bills the Company periodically for costs incurred on the Company's behalf, which billings are offset against the Company's billings to Exlco.

         At February 28, 1998, Ms. Pautsky, Noel Pautsky, the Flem Noel Pautsky, Jr. Trust, the Noel Pautsky Trust and Exlco had accounts payable to the Company, representing their then unpaid joint interest and other billings, aggregating $27,578. During the two fiscal years ended February 29, 2000, the Company submitted monthly joint interest and other billings to such five parties (and the Noel Pautsky Estate after Mr. Pautsky's death in May 1998) totaling $45,415, and such parties paid the Company an aggregate of $47,944 with respect to such joint interest and other billings, leaving a balance of $25,049 owed by such parties to the Company at February 29, 2000. In addition, during fiscal 1999 and 2000 the Company as operator paid Ms. Pautsky, the Noel Pautsky Trust and the Flem Noel Pautsky, Jr. Trust a total of $37,522 in revenues from working interests owned by them in certain of the Company's gas leases in North Texas and with respect to their interests in lease equipment transferred into the Company's inventory after abandonment by the Company of jointly owned leases in the North Texas area and, at February 29, 2000, owed them an additional $23,343 for such matters. The Company is following the same operating procedures outlined above in the fiscal year ending February 28, 2001.

         On April 1, 1998, the Company purchased 20,000 shares of its common stock from Ms. Pautsky at a price of $3.20 per share, and on October 15, 1998 it purchased 60,000 shares of its common stock from the Noel Pautsky Estate at a price of $3.10 per share. On November 15, 1999, the Company purchased an additional 75,000 shares of its common stock from the Noel Pautsky Estate at a price of $2.8125 per share. The prices paid by the Company to Ms. Pautsky and the Noel Pautsky Estate approximated the prices paid by the Company to unaffiliated shareholders for their shares at the times of the purchases.

                                   ACCOUNTANTS

         The Board of Directors of the Company has selected the accounting firm of Whitley Penn to audit the financial statements of the Company for the fiscal year ending February 28, 2001.

         Representatives of Whitley Penn are expected to be present at the Meeting and will have an opportunity to make a statement at such Meeting, if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.

         On July 6, 1999, KPMG LLP ("KPMG") resigned as the independent public accountants for the Company. KPMG had examined the financial statements of the Company for its fiscal years ended February 29, 1992 through February 28, 1999. KPMG's reports on the Company's financial statements for the fiscal years ended February 28, 1998 and 1999 did not contain any adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the fiscal years ended February 28, 1998 and 1999 and the subsequent interim period up through July 6, 1999, there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to KPMG's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Company's financial statements for such years.

         On January 14, 2000, the Board of Directors of the Company selected the firm of Whitley Penn as the independent public accountants to examine the financial statements of the Company for the fiscal year ending February 29, 2000. The firm had not previously served as the Company's accountants. Prior to the engagement of Whitley Penn, neither the Company nor anyone on its behalf had consulted with such firm regarding either the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company's financial statements. In addition, since prior to KPMG's resignation the Company had no disagreements with KPMG on any matter referred to above, there was no need for the Company to consult with Whitley Penn regarding any such disagreement.

                              STOCKHOLDER PROPOSALS

         Stockholders are entitled to submit proposals on matters appropriate for stockholder action in accordance with regulations of the Commission. Should a stockholder intend to present a proposal at the next Annual Meeting of Stockholders, the proposal must be received by the Secretary of the Company at the Company's principal executive offices at 4613 Jacksboro Highway, Wichita Falls, Texas 76302 by February 28, 2001 in order to be included in the Proxy Statement and form of proxy relating to that meeting. Notice of a stockholder proposal submitted outside the processes of the Commission's Rule 14a-8(d) will be considered untimely if received by the Company after February 28, 2001.

                                  OTHER MATTERS

         The management is not aware at this date of any business, other than the matters set forth in the notice of the Meeting, that will come before the Meeting. If any other matters should properly come before the Meeting, however, it is the intention of the persons named in the proxy to vote thereon in accordance with their best judgment.

         All information contained in this proxy statement relating to the security holdings of directors and executive officers of the Company is based upon information received from the individual directors and executive officers.


DATED: June 27, 2000

                              OAKRIDGE ENERGY, INC.
                          PROXY SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS


                  The undersigned stockholder of OAKRIDGE ENERGY, INC. ("Company") hereby appoints SANDRA PAUTSKY and DANNY CROKER, with power of substitution in each, as proxies to attend the Annual Meeting of Stockholders to be held in Wichita Falls, Texas on Thursday, July 20, 2000, and at any adjournments thereof and to act and specifically vote on behalf of the undersigned all stock of the Company owned by the undersigned as follows:

         1.       ELECTION OF DIRECTORS

FOR all nominees listed below                 WITHHOLD AUTHORITY
(except as marked to the con-                 to vote for all nominees
trary)                    [ ]                 listed below        [  ]

         (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below)

         Sandra Pautsky, Danny Croker and Randy Camp

         2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, WHICH IS MADE BY THE COMPANY.

Dated: ______________________, 2000.

                                                                _________ SHARES


                                                -------------------------------
                                                Signature


                                                -------------------------------
                                                Signature (if held jointly)

                                                Please mark, sign, date and
                                                return promptly this proxy in
                                                the enclosed envelope.

         When shares are held by joint tenants, both should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.